UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2019

Magnolia Oil & Gas Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38083	81-5365682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Nine Greenway Plaza, Suite 1300

Houston, Texas 77046

(Address of principal executive offices, including zip code)

(713) 842-9050

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 Per Share	MGY	New York Stock Exchange
Warrants to purchase Class A Common Stock	MGY.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07       Submission of Matters to a Vote of Security Holders.

(a)    Magnolia Oil & Gas Corporation (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on June 7, 2019.

(b)    The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and the final number of votes cast for, votes cast against, abstentions and broker non-votes for each proposal is set forth below:

1.    Each of the eight (8) nominees for director was elected to serve a one (1) year term, commencing on the date of the Annual Meeting. The final voting results were as follows:

Nominees	For	Against	Abstentions	Broker Non-Votes
Stephen I. Chazen	234,300,243	861,257	437,985	2,543,673
Arcilia C. Acosta	233,862,237	1,405,763	331,485	2,543,673
Angela M. Busch	234,829,635	438,365	331,485	2,543,673
Edward P. Djerejian	234,075,374	1,192,626	331,485	2,543,673
James R. Larson	234,825,535	442,465	331,485	2,543,673
Michael G. MacDougall	234,046,308	1,210,692	342,485	2,543,673
Dan F. Smith	234,791,614	476,386	331,485	2,543,673
John B. Walker	234,143,063	1,124,937	331,485	2,543,673

2.    The stockholders approved an advisory, non-binding resolution regarding the compensation of the Company’s named executive officers for 2018 (the “say-on-pay vote”). The final voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
230,058,238	5,446,614	94,633	2,543,673

3.    On the advisory, non-binding resolution regarding the frequency with which the Company will hold future say-on-pay votes, a majority of the votes cast by stockholders approved that such future say-on-pay votes should occur on an annual basis. The final voting results were as follows:

Annual	Two Years	Three Years	Abstentions	Broker Non-Votes
235,419,299	60,259	32,024	87,903	2,543,673

4.    The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year was ratified. The final voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
237,803,673	235,144	86,341	n/a

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNOLIA OIL & GAS CORPORATION

Date: June 7, 2019	By:	/s/ Timothy D. Yang
	Name:	Timothy D. Yang
	Title:	Executive Vice President, General Counsel and Corporate Secretary